                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            WESTMINSTER CAPITAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                           WESTMINSTER CAPITAL, INC.

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

     You are cordially invited to attend the 1999 Annual Meeting of Stockholders (the "Annual Meeting") of Westminster Capital, Inc., a Delaware corporation (the "Company"), scheduled to be held at The Regent Beverly Wilshire Hotel, La Fiesta Room, 9500 Wilshire Boulevard, Beverly Hills, California, on Thursday, May 27, 1999, at 9:00 a.m. local time, subject to adjournment or postponement by the Board of Directors of the Company, for the following purposes:

     1. To elect seven persons to the Board of Directors to serve until the 2000 Annual Meeting of Stockholders and until their successors are duly elected and qualified; and

     2. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     Only holders of record of the Common Stock, par value $1.00 per share, of the Company on April 9, 1999 will be entitled to notice of and vote at the Annual Meeting or any adjournment or postponement thereof.

     Prior to the voting thereof, a proxy may be revoked by the person executing such proxy by (i) filing with the Secretary of the Company, prior to the commencement of the Annual Meeting, either a written notice of revocation or a duly executed proxy bearing a later date or by (ii) voting in person at the Annual Meeting.

                                       By order of the Board of Directors,

                                       /s/ William Belzberg
                                       -------------------------
                                       William Belzberg
                                       Chairman of the Board

Beverly Hills, California
April 22, 1999

IMPORTANT: If your shares are held in the name of a brokerage firm or nominee, only that firm or nominee can execute a proxy on your behalf. To ensure that your shares are voted, we urge you to telephone the individual responsible for your account immediately and direct him or her to execute a proxy on your behalf.

-------------------------------------------------------------------------------
                          PLEASE SIGN, DATE AND RETURN
                         THE ENCLOSED PROXY CARD TODAY.
-------------------------------------------------------------------------------

                            WESTMINSTER CAPITAL, INC.
                             9665 WILSHIRE BOULEVARD
                                   SUITE M-10
                             BEVERLY HILLS, CA 90212

                                 APRIL 22, 1999

-------------------------------------------------------------------------------

                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 27, 1999

-------------------------------------------------------------------------------

                               GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board of Directors") of Westminster Capital, Inc., a Delaware corporation (the "Company"), of proxies for use at the 1999 Annual Meeting of Stockholders of the Company (the "Annual Meeting") scheduled to be held at The Regent Beverly Wilshire Hotel, La Fiesta Room, 9500 Wilshire Boulevard, Beverly Hills, California on May 27, 1999 at 9:00 a.m. local time, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Shares represented by properly executed proxies received by the Company will be voted at the Annual Meeting in the manner specified therein, or, if no instructions are marked on the enclosed proxy card, FOR each of the nominees for director as identified on the card (as more fully described below under "Election of Directors"). Although management does not know of any other matter to be acted upon at the Annual Meeting, shares represented by valid proxies will be voted by the persons named on the accompanying proxy card in accordance with their respective best judgment with respect to any other matters which may properly come before the meeting.

     Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person, and any person giving a proxy has the right to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company, prior to the commencement of the Annual Meeting, a duly executed instrument dated subsequent to such proxy revoking the same or a duly executed proxy bearing a later date or (ii) attending the Annual Meeting and voting in person.

     The mailing address of the principal executive offices of the Company is 9665 Wilshire Boulevard, Suite M-10, Beverly Hills, California 90212, and its telephone number is (310) 278-1930. The approximate date on which this Proxy Statement and the enclosed proxy cards are first being sent to stockholders is April 22, 1999.

RECORD DATE AND VOTING

     Only stockholders of record of the Common Stock, par value $1.00 per share, of the Company (the "Common Stock") at the close of business on April 9, 1999 will be entitled to notice of and to vote at the Annual Meeting. As of such date there were 7,834,607 shares of Common Stock outstanding.

     Holders of the Common Stock have cumulative voting rights with respect to the election of directors. Therefore, each stockholder will be entitled to that number of votes equal to the number of his or her shares multiplied by seven, which is the number of directors to be elected. The stockholder may (i) vote for the election of all of the nominees, in which case an amount equal to the number of shares held by such stockholder will be counted as voting for the election of each nominee, (ii) withhold his or her votes with respect to all nominees, or (iii) cast all of his or her votes for a single nominee or distribute them among the nominees as he or she sees fit. The seven nominees receiving the highest number of votes will be elected.

     Shares represented by a properly executed proxy card received by the Company will be counted in the manner specified therein or, if no instructions are marked on the enclosed proxy, FOR each of the director nominees in an amount equal to the number of shares held by the person(s) executing the proxy. If a holder indicates his or her intention to vote for the election of only certain nominees and fails to indicate the number of votes for each such nominee, such holder's total votes (less any specifically allocated by such holder) will be allocated as equally as possible (without fractional shares) among the nominees named by such holder and for whom no votes have been specifically allocated by the holder and any votes which cannot be allocated evenly will remain unvoted. Similarly, if a holder chooses to vote for the election of only certain nominees and indicates a total number of votes in excess of the number of shares held by such holder multiplied by seven, the total number of votes entitled to be cast by the holder will be divided as equally as possible (without fractional votes) among the nominees indicated by the holder and any votes which cannot be allocated evenly will remain unvoted. In the event any nominee named on the proxy card is not available (an event which is not anticipated), proxy holders will vote for a substitute nominee in their discretion. If any person other than those named on the proxy card is nominated as a candidate by persons other than the Board of Directors, the proxies may be voted in favor of any one or more of the nominees named on the proxy card to the exclusion of others and in such order of preference as the proxy holders may determine in their discretion, except that no proxy will be voted for a nominee as to whom an intention to withhold authority to vote is indicated.

     Stockholders are entitled to one vote per share of Common Stock held by them with respect to all matters other than the election of directors, and generally the affirmative vote of a majority of the shares of Common Stock present at the meeting or represented by proxy is required to take any action on such matters.

     Abstentions are not counted as votes cast either for or against a particular matter, but on matters requiring a majority vote of either the number of shares represented at the meeting or the number of shares outstanding, an abstention has the effect of a negative vote. Shares abstaining are normally counted for purposes of determining the presence of a quorum, and abstentions are not permitted with respect to the election of directors. Therefore, abstentions will not affect the determination of a quorum for the Annual Meeting.

SOLICITATION

     The cost of preparing, assembling and mailing this Proxy Statement and the proxy card will be paid by the Company. Following the mailing of this Proxy Statement, directors and officers of the Company may solicit proxies by mail, telephone, telegraph or personal interview. Such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of Common Stock of record will be requested to forward the proxy soliciting material to the beneficial owners of such shares and will be reimbursed by the Company for their reasonable charges and expenses in connection therewith.

ELECTION OF DIRECTORS

     The Board of Directors of the Company is currently comprised of eight directors who are elected annually. The Board of Directors has nominated the seven persons listed below as candidates for election by the stockholders. All of the candidates are currently directors of the Company. The term of each person elected as a director will continue until the 2000 Annual Meeting of Stockholders or until his or her successor is elected.

                               William Belzberg
                               Keenan Behrle
                               Hyman Belzberg
                               Samuel Belzberg
                               Barbara C. George
                               Monty Hall
                               Lester Ziffren

Mr. William Belzberg, age 66, has served as Chairman of the Board of Directors of the Company since 1977. Mr. Belzberg has served as Chief Executive Officer of the Company since September 1990 and was also President and Chief Executive Officer of the Company in 1987 and 1988.

Mr. Behrle, age 56, became Executive Vice President and Chief Financial Officer of the Company on February 10, 1997. From November 1993 to February 1997, Mr. Behrle was engaged in real estate development activities for his own account. From 1991 to November 1993, Mr. Behrle was President and Chief Executive Officer of Metropolitan Development, Inc., a real estate development company located in Los Angeles, California. Mr. Behrle has been a director of the Company since 1985.

Mr. Hyman Belzberg, age 74, has been a director of the Company since 1995. He has been the President of Bel-Alta Holdings Ltd. which is a real estate and mortgage investment company since 1994. He operated a large retail furniture business in Calgary, Alberta, Canada from 1945 to 1994. Mr. Belzberg is also on the Board of the Canadian Athletic Foundation and is the President of Gaslight Square Ltd. and 623201 Alberta Ltd., both of which are real estate and investment companies.

Mr. Samuel Belzberg, age 70, has been a director of the Company since 1995. He is the Chairman of the Board of Balfour Holdings Inc., a real estate and land development company in eight cities in the United States and Canada.
Mr. Belzberg is a Director of CE Franklin Ltd., an oilfield supply company in Western Canada.

Dr. George, age 63, has been a director of the Company since 1979. She has been a Professor of Business Law in the Department of Finance, Real Estate Law in the College of Business Administration, California State University, Long Beach since 1961 and currently holds the position of Associate Dean of Academic Affairs. She has also served as the department chairperson. She is a former President of American Business Law Association. Dr. George is Chairperson of the Board of Directors of the California State University Forty-Niner Shops, Inc., which operates the bookstore and food service operations for the University.

Mr. Hall, age 77, has been a director of the Company since 1979. He has been a television producer, performer and philanthropist for more than the past twenty-five years.

Mr. Ziffren, age 74, has been a director of the Company since 1979. For more than the past five years, he has been a retired partner/advisory counsel of the law firm of Gibson, Dunn & Crutcher, Los Angeles, California.

Mssrs. Hyman Belzberg, Samuel Belzberg and William Belzberg are brothers.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.


COMMITTEES OF THE BOARD OF DIRECTORS

The Company has a standing Audit Committee. During 1998, the Audit Committee was comprised of Dr. George, Mr. Ziffren and Mr. Gerald E. Finnell. The Audit Committee makes recommendations concerning the engagement of the Company's independent auditors, consults with the independent auditors concerning the audit plan and reviews the comments and recommendations resulting from the independent auditors' report and management letter.

There were four meetings of the Audit Committee held during 1998. Members attended all meetings of the Audit Committee held, except Mr. Finnell who did not attend one meeting. At the regular meeting of the Board of Directors scheduled to follow the 1999 Annual Meeting of Stockholders, the Board will consider the appointment of members to the Audit Committee to serve until such time as their successors are elected and qualified.

The Board of Directors established a Compensation Committee in May, 1997. The Compensation Committee is comprised of Dr. George and Mr. Hall. This committee met once in 1998. The Compensation Committee sets the annual salaries of all elected officers of the Company, and administers the stock option and other compensation plans of the Company. Their executive compensation report is included below.

The Board of Directors does not have a standing nominating committee.

DIRECTOR COMPENSATION

During 1998, directors of the Company were paid $500 per month for serving on the Board and $500 per month for each committee of the Board on which they served, as well as, $500 for each meeting of the Board of Directors or committee which they attended.

During 1995, four Directors of the Company, Mr. Behrle, Dr. George, and Messrs. Hall and Ziffren, each were granted options to purchase up to 10,000 shares of the Company's common stock under the Company's Non-Statutory Stock Option Plan at $1.8125 per share, which was equal to the market price on the date of grant as specified in that plan. The options are exercisable in four equal annual installments commencing with the first anniversary of the grant date. The options expire five years from the date of grant. All outstanding options previously granted to these Directors were cancelled as a part of this grant.

MEETINGS OF THE BOARD OF DIRECTORS

During 1998 there were four meetings of the Board of Directors of the Company. All directors participated in at least 75% of the meetings, except Mr. Samuel Belzberg who attended one of the meetings.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Directors, officers and beneficial owners of more than 10% of the outstanding shares of the Common Stock of the Company are required by rules of the Securities and Exchange Commission to file certain reports with the Commission and the Pacific Stock Exchange (upon which the Company's Common Stock is listed) relating to certain changes in their beneficial ownership of shares and their aggregate holdings at the end of the calendar year. The Company is not aware that any officer, director or beneficial owner of more than 10% of the Common Stock failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934 during 1998.

                         EXECUTIVE OFFICER COMPENSATION

The table set forth below reflects the annual compensation, long-term compensation and other compensation paid during each of the Company's three most recent fiscal years to the chief executive officer and other executive officers of the Company.

                          SUMMARY COMPENSATION TABLE



                                                               Long-Term
                                      Annual Compensation     Compensation
                                 ---------------------------  ------------
                                                                 Number
                                                                of Shares         (1)
                                                               Underlying        Other
   Name and Principal Position   Year     Salary      Bonus      Options      Compensation
  ---------------------------    ----    --------    -------   -----------    ------------
William Belzberg,                1998    $225,000    $50,000        -0-         $44,500
  Chairman of the Board and      1997     200,000        -0-        -0-          45,500
  Chief Executive Officer        1996     200,000        -0-        -0-          44,400


Keenan Behrle,                   1998    $210,000    $25,000        -0-         $11,500
  Executive Vice President and   1997     178,846(2)     -0-    100,000(4)        3,000
  Chief Financial Officer        1996         -0-        -0-        -0-          20,000



Rui Guimarais,                   1998    $86,788(3)  $   -0-     20,000(5)      $   -0-
  Vice President -- Finance      1997        -0-         -0-        -0-             -0-
                                 1996        -0-         -0-        -0-             -0-

----------------


(1) Other compensation received by Mr. Belzberg consisted of fees earned as a director and premiums paid with respect to a universal life insurance policy for Mr. Belzberg. Other compensation received by Mr. Behrle consisted of fees earned as a director.

(2) Mr. Behrle's employment commenced in February 1997. His salary in 1997 on an annualized basis was $200,000.

(3) Mr. Guimarais's employment commenced in May 1998. His salary in 1998 on an annualized basis was $131,000, inclusive of a $6,000 annual automobile allowance.

(4) Pursuant to an option granted in 1997 at a price of $2.37 per share (see "1997 Stock Incentive Plan" below).

(5) Pursuant to an option granted in 1998 at a price of $3.00 per share (see "1997 Stock Incentive Plan" below).

STOCK OPTION GRANTS

Stock Options were granted during the fiscal year ended December 31, 1998 to the executive officers named in the Summary Compensation Table above as follows:

                              OPTION GRANTS IN 1998


                                                                                          POTENTIAL REALIZABLE
                                                                                            VALUE AT ASSUMED
                                                                                             ANNUAL RATES OF
                 NO. OF SHARES        % OF TOTAL SHARES                                 STOCK PRICE APPRECIATION
                   UNDERLYING          UNDERLYING OPTIONS                                   FOR OPTION TERM (2)
                    OPTIONS          GRANTED TO EMPLOYEES    EXERCISE    EXPIRATION     ------------------------
  NAME             GRANTED (1)           IN FISCAL YEAR       PRICE         DATE           5%             10%
-------------    -------------       --------------------    --------    ----------     -------        ---------
Rui Guimarais        20,000                   100%             $3.00       5/04/03      $16,577         $36,631


(1) The option was granted under the Company's 1997 Stock Incentive Plan and has a per share exercise price that is equal to the market value of the common stock on the date of the grant. The option becomes exercisable in 20% increments on May 4, 1999, 2000, 2001, 2002 and 2003.

(2) Assumes the value of the shares issuable upon exercise of the option increases at the stated percentages annually from the date of grant to the date of expiration.


STOCK OPTION EXERCISES AND HOLDINGS

The following table provides information concerning options exercised by the executive officers named in the Summary Compensation Table above during the fiscal year ended December 31, 1998 and unexercised options held by such executives as of December 31, 1998.



                AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1998
                            AND FY-END OPTION VALUES


                                                     NUMBER OF UNEXERCISED          VALUE OF UNEXERCISED
                       SHARES                          SHARES UNDERLYING                IN-THE-MONEY
                      ACQUIRED                        OPTIONS AT 12/31/98            OPTIONS AT 12/31/98
                        ON           VALUE       ----------------------------    ----------------------------
      NAME            EXERCISE      REALIZED     EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
-----------------    ---------      --------     -----------    -------------    -----------    -------------
William Belzberg         -          $   -          187,500          62,500        $142,500         $47,500

Keenan Behrle            -              -           27,500          82,500          14,531          32,344

Rui Guimarais            -              -             -             20,000            -               -


INDEMNITY AGREEMENTS

In 1987, the stockholders approved indemnity agreements, which have been entered into with officers and directors of the Company. The indemnity agreements provide, subject to the satisfaction of certain requirements, for the Company to indemnify an officer or director who is a party to an indemnity agreement against expenses (as defined therein), judgments, fines and penalties incurred by such officer or director in connection with a threatened or pending proceeding in which the officer or director may have been involved by reason of the fact that he or she was an officer or director of the Company, by reason of any action taken by him or her or any inaction on his or her part while acting as an officer or director or by reason of serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

EXECUTIVE COMPENSATION REPORT

Prior to the establishment of a Compensation Committee in May 1997, the policies applicable to determining the compensation of executive officers of the Company were determined by the full Board of Directors, except that Mssrs. William Belzberg and Keenan Behrle, both of whom are executive officers and directors, did not participate in the determination of policies affecting their respective compensation. The following report on executive compensation has been provided by the Compensation Committee.

During fiscal year ended December 31, 1998, the Company paid Mr. Belzberg a salary at an annual rate of $250,000, effective July 1, 1998, and a salary at an annual rate of $200,000 prior to July 1, 1998, the same salary paid to him in 1997 and 1996. Mr. Belzberg's salary for 1998 was established by the Compensation Committee and was based on the time and effort he devoted to the Company. Additionally, the Compensation Committee rewarded Mr. Belzberg with a bonus of $50,000 in recognition for the Company's increasingly positive results. In 1997 and 1996, Mr. Belzberg's salary was established by the Board of Directors based on its evaluation of his efforts and contributions to the Company. No specific performance criteria were relied upon in setting his salary.

During fiscal year ended December 31, 1998, the Company paid Mr. Behrle a salary at an annual rate of $220,000, effective July 1, 1998, and a salary at an annual rate of $200,000 prior to July 1, 1998, the same annual salary paid to him since commencement of his employment in February 1997. Mr. Behrle's salary for 1998 was established by the Compensation Committee and was based on the time and effort he devoted to the Company. Additionally, the Compensation Committee rewarded Mr. Behrle with a bonus of $25,000 in recognition for the Company's increasingly positive results. The compensation of Mr. Behrle as listed in the Summary Compensation Table for the fiscal year ended December 31, 1997, was established at the commencement of Mr. Behrle's employment with the Company by Mr. William Belzberg, Chairman and Chief Executive Officer of the Company, after review of such compensation with the Board of Directors (prior to formation of the Compensation Committee), based upon the duties and responsibilities to be performed by Mr. Behrle and compensation paid to persons holding similar positions in comparable companies.

The compensation of Mr. Guimarais as listed in the Summary Compensation Table for the fiscal year ended December 31, 1998, was established by Mr. William Belzberg, Chairman and Chief Executive Officer of the Company, after review of such compensation with the Compensation Committee, and was based upon the duties and responsibilities to be performed by Mr. Guimarais and compensation paid to persons holding similar positions in comparable companies.


                                              Monty Hall and Barbara C. George

               Members of the Compensation Committee of the Board of Directors

THE FOREGOING REPORT OF THE COMPENSATION COMMITTEE SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE IN ANY FILING BY THE COMPANY UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THE REPORT BY REFERENCE.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

The Performance Graph set forth below compares total stockholder return on the Company's Common Stock with total stockholder return on the Dow Jones Equity Market Index, the Dow Jones Real Estate Investment Sector and a peer group index for the period from January 1, 1994 through December 31, 1998. The peer group index is comprised of companies with diversified operations, which management considers being comparable to the Company's business operations. These companies are listed below.

Total stockholder return is determined by adding the increase in the share price during the applicable period to the cumulative amount of dividends paid during that period, assuming dividend reinvestment. The resulting sum is then divided by the closing share price at December 31, 1993 to reflect the total return as a percentage of that beginning value. For years in which the price of the stock decreased from the beginning of the year to the end of the year, the decrease is reflected in the calculation as a negative number.


                         TOTAL RETURN TO STOCKHOLDERS
                    (ASSUMES $100 INVESTMENT ON 12/31/93)



------------------------------------------------------------------------------------------------
TOTAL RETURN ANALYSIS
                            12/31/93    12/31/94    12/29/95    12/30/96    12/31/97    12/31/98
------------------------------------------------------------------------------------------------
WESTMINSTER INC.            $100.00      $73.08      $142.31     $123.08     $153.85     $169.23
------------------------------------------------------------------------------------------------
PEER GROUP                  $100.00      $57.73      $ 73.41     $ 82.53     $148.01     $104.65
------------------------------------------------------------------------------------------------
DJ REI SECTOR               $100.00      $95.11      $117.54     $157.79     $188.74     $147.01
------------------------------------------------------------------------------------------------
DOW JONES EQUITY INDEX      $100.00      $94.61      $129.04     $158.04     $207.50     $232.74
------------------------------------------------------------------------------------------------

Source: Carl Thompson Associates www.ctaonline.com (800) 959-9677. Data from Bloomberg Financial Markets.

----------------
     THE TOTAL STOCKHOLDER RETURNS AS DEPICTED ON THE GRAPH ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE. MANY OF THE COMPANIES INCLUDED IN THE DOW JONES EQUITY INDEX AND IN THE DOW JONES REAL ESTATE INVESTMENT SECTOR HAVE SUBSTANTIALLY GREATER REVENUES AND SUBSTANTIALLY GREATER MARKET CAPITALIZATION THAN THE COMPANY. ALSO THE COMPANIES INCLUDED IN THE DOW JONES REAL ESTATE INVESTMENT SECTOR ARE NOT DIRECTLY COMPARABLE TO THE COMPANY BECAUSE DURING THE FIVE YEAR PERIOD PRESENTED IN THE GRAPH THE COMPANY'S OPERATIONS RELATED TO SEVERAL DIFFERENT INDUSTRIES, ALTHOUGH REAL ESTATE INVESTMENT REPRESENTED A SIGNIFICANT PART OF THE COMPANY'S ACTIVITIES.

     THE PEER GROUP INDEX CONSISTS OF THE FOLLOWING SIX COMPANIES: SIRCO INTERNATIONAL CORP (SIRC), WALTER INDUSTRIES INC (WLT), PUBCO (PUBO), CRAIG CORP (CRG), TRIARC COMPANIES (TRY) AND NBI INC (NBII).

     THE PERFORMANCE GRAPH AND RELATED DISCLOSURE SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE IN ANY FILING BY THE COMPANY UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THE GRAPH AND SUCH DISCLOSURE BY REFERENCE.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 31, 1999 the number of shares of the Company's Common Stock known to the Company to be owned beneficially by each person who owned more than 5% of the outstanding shares, by each director and executive officer and by all directors and executive officers, as a group. Except as indicated in the notes to the table, each person named has sole voting and investment power with respect to the shares indicated.


                           SHARES OF COMMON
NAME AND ADDRESS OF       STOCK BENEFICIALLY
BENEFICIAL OWNER             OWNED (1) (2)                PERCENT OF CLASS
-------------------       ------------------              ----------------
William Belzberg (3)           2,176,570                       26.92%
9665 Wilshire Blvd.
Suite M-10
Beverly Hills, CA 90212

Hyman Belzberg (4)             1,703,974                       21.75%
#1420 Aquitaine Towers
540 - 5 Avenue S.W.
Calgary, Alberta
Canada T2P 0M2

Samuel Belzberg (5)            1,472,748                       18.80%
1177 West Hastings St.
Suite 2000
Vancouver, B.C.
Canada V6E 2K3

Keenan Behrle (6),(7)            130,000                        1.65%

Barbara C. George, Ph.D. (7)      10,000                         *



Monty Hall (7)                    10,000                         *
Lester Ziffren (7)                13,000                         *
Rui Guimarais (8)                  5,000                         *
All Directors and
Officers as a Group
(8 persons)                    5,521,292                       67.58%


-------------

*  Amount represents less than one percent of the Company's Common Stock.

(1) Information with respect to beneficial ownership is based upon the Company's stock records and data supplied to the Company by the holders.

(2) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission, and includes generally voting power and/or investment power with respect to securities. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to joint ownership with spouses and community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(3) Includes 187,500 shares exercisable as of March 31, 1999 and 62,500 options exercisable within 60 days, pursuant to an option to purchase a total of 250,000 shares. The shares are deemed to be outstanding for the purpose of computing the percentage of the outstanding shares beneficially owned by Mr. Belzberg.

(4) Based on an amended Schedule 13D filed with the Securities and Exchange Commission, the shares shown in the table as being beneficially owned by Hyman Belzberg are owned of record by Bel-Alta Holdings Ltd., a Canadian corporation, of which Hyman Belzberg is the President, sole director and beneficial owner of a majority of the outstanding shares of capital stock.

(5) Based on an amended Schedule 13D filed with the Securities and Exchange Commission, of the shares shown in the table as owned beneficially by Samuel Belzberg, 1,372,748 shares are owned of record by Gibralt Holdings Ltd., a Canadian corporation, of which Samuel Belzberg is the sole director, officer and stockholder, and 100,000 shares are owned by M.D.B. Capital, a Liberian corporation, which has granted to Mr. Belzberg a limited power of attorney with respect to those shares.

(6) Includes 40,000 shares exercisable as of March 31, 1999 pursuant to an option to purchase a total of 100,000 shares. The shares are deemed to be outstanding for the purpose of computing the percentage of the outstanding shares beneficially owned by Mr. Behrle.

(7) Includes 7,500 shares exercisable as of March 31, 1999 and 2,500 options exercisable within 60 days, pursuant to an option to purchase a total of 10,000 shares. The shares are deemed to be outstanding for the purpose of computing the percentage of the outstanding shares beneficially owned.

(8) Includes 5,000 options exercisable within 60 days, pursuant to an option to purchase a total of 20,000 shares. The shares are deemed to be outstanding for the purpose of computing the percentage of the outstanding shares beneficially owned by Mr. Guimarais.

                        THE COMPANY'S RELATIONSHIP WITH
                         INDEPENDENT PUBLIC ACCOUNTANTS


     Deloitte & Touche LLP served as the Company's independent auditors for the years ended December 31, 1998 and 1997. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting of Stockholders.
They will have the opportunity to make any statement they desire to make, and they are expected to be available to respond to appropriate questions.

     KPMG LLP ("KPMG") served as the Company's independent auditors for the year ended December 31, 1996. On May 5, 1997, KPMG resigned as the Company's independent auditors and on August 19, 1997, the Company retained Deloitte & Touche. The reports of KPMG on the Company's financial statements for the year ended December 31, 1996 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Also there were no disagreements between KPMG and the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused that firm to refer to the subject matter of the disagreement in connection with their audit report.

                            STOCKHOLDERS' PROPOSALS


     Any stockholder of the Company wishing to submit a proposal for inclusion in the proxy statement relating to the Company's 1999 Annual Meeting of Stockholders must deliver such proposal to the Company at its principal office on or before December 28, 1999. The Board of Directors will review any proposals from eligible stockholders which it receives by that date and will determine whether any such proposal will be included in the 2000 proxy solicitation materials. An eligible stockholder is one who at the time of submission of the proposal is the record or beneficial owner of at least 1% or $1,000 in market value of securities entitled to be voted at the 2000 Annual Meeting of Stockholders, who has held such securities for at least one year and who shall continue to own such securities through the date on which the meeting is held.

                                 ANNUAL REPORT


     Concurrently with this Proxy Statement the Company is providing to each stockholder a copy of its Annual Report to Stockholders, which consists of its Annual Report on Form 10-K filed with the Securities and Exchange Commission. If for any reason a stockholder does not receive the accompanying Annual Report, the Company will provide any such stockholder a copy (without charge) upon the stockholder's written request. Requests should be directed to: Westminster Capital, Inc., Attn: Shareholders Relations, 9665 Wilshire Boulevard, Suite M-10, Beverly Hills, California 90212.

                               By order of the Board of Directors,

                               /s/ Keenan Behrle
                               ------------------------
                               Keenan Behrle
                               Corporate Secretary

Beverly Hills, California
April 22, 1999

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

     If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can execute the proxy. Accordingly, please contact the person responsible for your account and give instructions regarding the execution of the enclosed consent.

                                          PROXY

                                 WESTMINSTER CAPITAL, INC.

   The undersigned hereby appoints William Belzberg and Keenan Behrle, and either of them acting alone, with full power of substitution and revocation, as proxies of the undersigned to vote all shares of Common Stock of Westminster Capital, Inc. (the "Company") which the undersigned is entitled to vote at the 1999 Annual Meeting of Stockholders of the Company to be held on May 27, 1999, or at any adjournment or postponement thereof, upon the matters referred to on the reverse side of this Proxy, and, in their discretion, upon any other business that may come before the meeting.

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED ON THE REVERSE SIDE.

   IMPORTANT - PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

-----------                                                          -----------
SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE
-----------                                                          -----------


                                     DETACH HERE
--------------------------------------------------------------------------------

/X/ PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

    THE BOARD OF DIRECTORS VOTING FOR THE ELECTION OF ALL THE NOMINEES LISTED BELOW.

    1. Election of Directors
       Nominees: Keenan Behrle, Hyman Belzberg, Samuel Belzberg,
                 William Belzberg, Barbara C. George, Monty Hall and Lester Ziffren

            FOR / /          / / WITHHELD
            ALL                  FROM ALL
          NOMINEES               NOMINEES

    / / ______________________________________
        For all nominees except as noted above


                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  / /

                              If the total number of votes indicated above exceeds the number of votes the undersigned is entitled to cast, the undersigned's votes shall be divided as equally as possible among the nominees indicated by the undersigned.

                              (Please date this Proxy and sign EXACTLY as your name appears on this card. Joint owners should each sign. Attorneys-in-fact, executors, trustees, guardians or corporate officers should give full title. This Proxy shall be valid and may be voted, however, regardless of the form of signature.)


Signature:_______________ Date: _______ Signature:_______________ Date: _______